Exhibit 99.3

October 2015

QUARTERLY FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for quarterly information.

If you need further information, please fax or e-mail your request to Fifth Third’s Investor Relations Department at (513) 534-0629 or IR@53.com

Jim Eglseder

SVP / Investor Relations

(513) 534-8424

Quarterly Data	Three Months Ended
	September	June	March	December	September	June	March	December
	2015	2015	2015	2014	2014	2014	2014	2013
Ratios (percent)
Return on average assets	1.07	0.90	1.06	1.13	1.02	1.34	1.00	1.24
Return on average common equity	10.0	8.1	9.7	10.0	9.2	11.9	9.0	10.8
Average total Bancorp shareholders’ equity as a percent of average assets	11.24	11.32	11.49	11.54	11.71	11.57	11.53	11.51
Net interest margin(a)	2.89	2.90	2.86	2.96	3.10	3.15	3.22	3.21
Efficiency(a)	58.2	65.4	62.3	59.6	62.1	58.2	64.9	61.5
Net losses charged-off as a percent of average portfolio loans and leases	0.80	0.37	0.41	0.83	0.50	0.45	0.76	0.67
ALLL as a percent of portfolio loans and leases	1.35	1.39	1.42	1.47	1.56	1.61	1.65	1.79
Allowance for credit losses as a percent of portfolio loans and leases	1.49	1.54	1.57	1.62	1.71	1.77	1.82	1.97
Nonperforming assets as a percent of portfolio loans, leases and other assets, including OREO(b)	0.65	0.67	0.76	0.82	0.88	0.92	1.05	1.10
Allowance for loan and lease losses as a percent of nonperforming assets(b)	208	206	188	178	178	175	157	161
Allowance for credit losses as a percent of nonperforming assets(b)	230	228	207	196	195	192	173	178
Common Share Data
Earnings per share—basic	$0.46	$0.36	$0.42	$0.44	$0.39	$0.49	$0.36	$0.44
Earnings per share—diluted	$0.45	$0.36	$0.42	$0.43	$0.39	$0.49	$0.36	$0.43
Cash dividends per common share	0.13	0.13	0.13	0.13	0.13	0.13	0.12	0.12
Book value per share	18.22	17.62	17.83	17.35	16.87	16.74	16.27	15.85
Common shares outstanding, excluding treasury	795,439,309	810,054,148	815,190,210	824,046,952	834,261,897	844,488,849	847,568,728	855,305,745
Market price per share:
High	$21.71	$21.69	$20.21	$20.69	$21.75	$23.19	$23.39	$21.04
Low	18.23	18.91	17.22	17.74	19.52	20.03	20.50	17.50
End of period	18.91	20.82	18.85	20.38	20.02	21.35	22.96	21.03
Supplemental Data
Common dividends declared ($ in millions)	$103	$105	$106	$107	$108	$110	$102	$103
Full-time equivalent employees	18,311	18,527	18,471	18,351	18,503	18,732	19,080	19,446
Banking centers	1,295	1,299	1,303	1,302	1,308	1,309	1,311	1,320
ATMs	2,650	2,630	2,637	2,638	2,639	2,619	2,614	2,586

(a)	Presented on a fully taxable equivalent basis (FTE).
(b)	Excludes nonperforming assets held for sale.

Quarterly Data	Three Months Ended
	September		June		March		December		September		June		March		December
	2015		2015		2015		2014		2014		2014		2014		2013
Income Statement ($ in millions)
Interest income (FTE)	$1,031		$1,008		$975		$1,016		$1,023		$1,013		$998		$1,007
Interest expense	125		116		123		128		115		108		100		102

Net interest income (FTE)	906		892		852		888		908		905		898		905
Provision for loan and lease losses	156		79		69		99		71		76		69		53
Noninterest income:
Service charges on deposits	145		139		135		142		145		139		133		142
Investment advisory revenue	103		105		108		100		103		102		102		98
Corporate banking revenue	104		113		63		120		100		107		104		94
Mortgage banking net revenue	71		117		86		61		61		78		109		126
Card and processing revenue	77		77		71		76		75		76		68		71
Other noninterest income	213		1		163		150		33		226		41		170
Securities gains, net	—		4		4		4		3		8		7		2

Total noninterest income	713		556		630		653		520		736		564		703
Noninterest expense:
Salaries, wages and incentives	387		383		369		366		357		368		359		388
Employee benefits	72		78		99		79		75		79		101		78
Net occupancy expense	77		83		79		77		78		79		80		77
Technology and communications	56		54		55		54		53		52		53		53
Equipment expense	31		31		31		30		30		30		30		29
Card and processing expense	40		38		36		36		37		37		31		37
Other noninterest expense	280		280		254		276		258		309		296		327

Total noninterest expense	943		947		923		918		888		954		950		989
Income before income taxes (FTE)	520		422		490		524		469		611		443		566
Taxable equivalent adjustment	5		5		5		5		5		5		5		5

Income before income taxes	515		417		485		519		464		606		438		561
Applicable income tax expense	134		108		124		134		124		167		119		159

Net income	$381		$309		$361		$385		$340		$439		$319		$402
Less: Net income attributable to noncontrolling interests	—		(6)		—		—		—		—		1		—

Net income attributable to Bancorp	$381		$315		$361		$385		$340		$439		$318		$402
Dividends on preferred stock	15		23		15		23		12		23		9		19

Net income available to common shareholders	$366		$292		$346		$362		$328		$416		$309		$383

	Basel III Transitional						Basel I
Regulatory Capital Data ($ in millions)(a)
CET1 capital	$11,574		$11,582		$11,543		N/A		N/A		N/A		N/A		N/A
Additional tier I capital	1,340		1,340		1,339		N/A		N/A		N/A		N/A		N/A

Tier I capital	$12,914		$12,922		$12,882		$12,764		$12,661		$12,644		$12,182		$12,094
Tier II capital	3,935		3,909		4,112		4,131		4,103		4,101		4,174		4,337

Total regulatory capital	$16,849		$16,831		$16,994		$16,895		$16,764		$16,745		$16,356		$16,431

Risk-weighted assets	$123,140	(b)	$122,986	(b)	$121,310	(b)	$117,878		$116,917		$117,117		$116,622		$115,969

CET1 capital ratio	9.40	%(b)	9.42	%(b)	9.52	%(b)	N/A		N/A		N/A		N/A		N/A
Tier I risk-based capital ratio	10.49	%(b)	10.51	%(b)	10.62	%(b)	10.83%		10.83%		10.80%		10.45%		10.43%
Total risk-based capital ratio	13.68	%(b)	13.69	%(b)	14.01	%(b)	14.33%		14.34%		14.30%		14.02%		14.17%
Tier I leverage ratio	9.38%		9.44%		9.59%		9.66%		9.82%		9.86%		9.71%		9.73%
Tier I common equity ratio	N/A		N/A		N/A		9.65	%(c)	9.64	%(c)	9.61	%(c)	9.51	%(c)	9.45	%(c)
CET1 capital ratio (fully phased-in)	9.30	%(b)(c)	9.31	%(b)(c)	9.41	%(b)(c)	N/A		N/A		N/A		N/A		N/A

(a)	Current period regulatory capital data and ratios are estimated.
(b)	Under the banking agencies’ risk-based capital guidelines, assets and credit equivalent amounts of derivatives and off-balance sheet exposures are assigned to broad risk categories. The aggregate dollar amount in each risk category is multiplied by the associated risk-weight of the category. The resulting weighted values are added together, along with the measure for market risk, resulting in the Bancorp’s total risk-weighted assets.
(c)	This ratio has been included herein to facilitate a greater understanding of the Bancorp’s capital structure and financial condition. This is a Non-GAAP measure.

Quarterly Data	As of
	September 2015	June 2015	March 2015	December 2014	September 2014	June 2014	March 2014	December 2013
Balance Sheet ($ in millions, except share data)
Assets
Cash and due from banks	$2,455	$2,785	$2,920	$3,091	$3,125	$3,312	$3,153	$3,178
Available-for-sale and other securities	28,799	27,987	26,409	22,408	22,912	22,814	20,749	18,597
Held-to-maturity securities	157	157	177	187	191	194	195	208
Trading securities	374	370	392	360	389	361	347	343
Other short-term investments	1,994	3,451	4,919	7,914	3,637	2,386	2,202	5,116

Total cash and securities	33,779	34,750	34,817	33,960	30,254	29,067	26,646	27,442
Loans held for sale	994	995	724	1,261	641	682	780	944
Portfolio loans and leases	93,574	92,703	91,244	90,084	90,624	90,484	89,705	88,614

Total loans and leases	94,568	93,698	91,968	91,345	91,265	91,166	90,485	89,558
Allowance for loan and lease losses	(1,261)	(1,293)	(1,300)	(1,322)	(1,414)	(1,458)	(1,483)	(1,582)
Bank premises and equipment	2,264	2,298	2,433	2,465	2,467	2,491	2,528	2,531
Operating lease equipment	680	670	695	728	732	667	714	730
Goodwill	2,416	2,416	2,416	2,416	2,416	2,416	2,416	2,416
Intangible assets	13	13	14	15	16	17	18	19
Servicing rights	757	854	789	858	935	931	975	971
Other real estate owned(a)	149	163	187	217	242	266	291	299
Other assets	8,553	8,089	8,451	8,024	7,275	6,999	7,064	8,059

Total assets	$141,918	$141,658	$140,470	$138,706	$134,188	$132,562	$129,654	$130,443

Liabilities
Deposits:
Demand	$34,832	$35,449	$35,343	$34,809	$32,258	$32,140	$31,234	$32,634
Interest checking	24,832	27,074	27,191	26,800	24,930	24,744	25,472	25,875
Savings	14,632	14,976	15,355	15,051	15,355	16,087	16,867	17,045
Money market	18,887	17,900	18,105	17,083	16,199	14,216	13,208	11,644
Foreign office	754	728	811	1,114	1,577	1,418	1,922	1,976
Other time	4,041	4,050	4,044	3,960	3,856	3,724	3,660	3,530
Certificates—$100,000 and over	2,915	2,846	2,566	2,895	3,117	3,623	4,511	6,571

Total deposits	100,893	103,023	103,415	101,712	97,292	95,952	96,874	99,275
Federal funds purchased	132	126	200	144	148	153	268	284
Other short-term borrowings	4,904	4,136	1,413	1,556	2,730	3,146	2,717	1,380
Other liabilities	4,604	5,214	5,483	4,662	4,239	3,842	3,698	5,245
Long-term debt	15,527	13,521	14,055	14,967	14,336	13,961	11,233	9,633

Total liabilities	$126,060	$126,020	$124,566	$123,041	$118,745	$117,054	$114,790	$115,817

Equity
Common and preferred equity	$17,867	$17,578	$17,421	$17,169	$16,889	$16,661	$16,122	$15,802
Net unrealized gains:
Available-for-sale securities	528	327	608	475	338	410	231	121
Qualifying cash flow hedges	58	29	47	23	12	22	16	13
Accumulated other comprehensive income related to employee benefit plans	(64)	(65)	(67)	(69)	(49)	(50)	(51)	(52)
Treasury stock, at cost	(2,563)	(2,264)	(2,145)	(1,972)	(1,786)	(1,574)	(1,492)	(1,295)

Total Bancorp shareholders’ equity	15,826	15,605	15,864	15,626	15,404	15,469	14,826	14,589
Noncontrolling interests	32	33	40	39	39	39	38	37

Total equity	$15,858	$15,638	$15,904	$15,665	$15,443	$15,508	$14,864	$14,626

Total liabilities and equity	$141,918	$141,658	$140,470	$138,706	$134,188	$132,562	$129,654	$130,443

Share Data
Preferred shares outstanding—Series H	24,000	24,000	24,000	24,000	24,000	24,000	24,000	24,000
Preferred shares outstanding—Series I	18,000	18,000	18,000	18,000	18,000	18,000	18,000	18,000
Preferred shares outstanding—Series J	12,000	12,000	12,000	12,000	12,000	12,000	—	—
Common shares outstanding, excluding treasury	795,439,309	810,054,148	815,190,210	824,046,952	834,261,897	844,488,849	847,568,728	855,305,745
Treasury shares held	128,453,272	113,838,433	108,702,371	99,845,629	89,630,684	79,403,732	76,323,853	68,586,836

(a)	Includes OREO related to government insured loans. Upon the prospective adoption on January 1, 2015 of ASU 2014-14 “Classification of Certain Government-Guaranteed Mortgage Loans Upon Foreclosure,” government guaranteed loans meeting certain criteria were reclassified to other receivables rather than OREO upon foreclosure.

Quarterly Data
	Three Months Ended
	September 2015	June 2015	March 2015	December 2014	September 2014	June 2014	March 2014	December 2013
Average Balance Sheet ($ in millions, except share data)
Assets
Interest-earning assets:
Loans and leases	$94,329	$92,739	$91,659	$91,581	$91,428	$91,241	90,238	$88,865
Taxable securities	28,251	27,344	23,102	22,364	22,594	21,706	20,385	18,383
Tax exempt securities	52	59	59	64	50	52	46	48
Other short-term investments	1,799	3,160	5,877	5,176	2,283	2,182	2,509	4,612

Total interest-earning assets	124,431	123,302	120,697	119,185	116,355	115,181	113,178	111,908
Cash and due from banks	2,503	2,636	2,830	3,008	2,862	2,847	2,850	2,956
Other assets	15,097	15,354	15,446	14,800	14,461	14,417	14,478	14,986
Allowance for loan and lease losses	(1,292)	(1,300)	(1,322)	(1,413)	(1,458)	(1,480)	(1,576)	(1,671)

Total assets	$140,739	$139,992	$137,651	$135,580	$132,220	$130,965	$128,930	$128,179

Liabilities
Interest-bearing liabilities:
Interest checking	$25,590	$26,894	$26,885	$25,478	$24,926	$25,222	$25,911	$24,650
Savings	14,868	15,156	15,174	15,173	15,759	16,509	16,903	17,323
Money market	18,253	18,071	17,492	17,023	15,222	13,942	12,439	11,285
Foreign office	718	955	861	1,439	1,663	2,200	2,017	1,717
Other time	4,057	4,074	4,022	3,936	3,800	3,693	3,616	3,529
Certificates—$100,000 and over	2,924	2,558	2,683	2,998	3,339	3,840	5,576	7,456
Other deposits	222	—	—	—	—	—	—	—
Federal funds purchased	1,978	326	172	161	520	606	547	301
Other short-term borrowings	1,897	1,705	1,602	1,481	1,973	2,234	1,808	2,177
Long-term debt	14,697	13,773	14,448	14,855	13,955	12,524	10,313	9,135

Total interest-bearing liabilities	85,204	83,512	83,339	82,544	81,157	80,770	79,130	77,573
Demand deposits	35,231	35,384	33,760	33,301	31,790	31,275	30,626	30,765
Other liabilities	4,458	5,215	4,693	4,052	3,749	3,724	4,274	5,045

Total liabilities	124,893	124,111	121,792	119,897	116,696	115,769	114,030	113,383
Equity	15,846	15,881	15,859	15,683	15,524	15,196	14,900	14,796

Total liabilities and equity	$140,739	$139,992	$137,651	$135,580	$132,220	$130,965	$128,930	$128,179

Average loans and leases (excluding held for sale)	$93,373	$92,173	$90,508	$91,041	$90,799	$90,549	$89,530	$87,895
Share Data
Average common shares outstanding - basic	795,792,825	803,965,057	810,209,585	819,057,247	829,391,505	838,492,046	845,860,065	868,077,089
Average common shares outstanding - diluted	805,022,588	812,842,540	818,672,259	827,831,317	838,324,420	848,245,111	857,923,596	877,510,663

Quarterly Data	Three Months Ended
	September 2015	June 2015	March 2015	December 2014	September 2014	June 2014	March 2014	December 2013
End of Period Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial and industrial loans	$42,970	$42,812	$42,062	$40,801	$41,111	$41,364	$40,692	$39,347
Commercial mortgage loans	7,084	7,165	7,210	7,410	7,566	7,807	7,959	8,069
Commercial construction loans	3,101	2,709	2,303	2,071	1,704	1,426	1,220	1,041
Commercial leases	3,901	3,882	3,787	3,721	3,555	3,572	3,577	3,626

Subtotal - commercial	57,056	56,568	55,362	54,003	53,936	54,169	53,448	52,083
Consumer:
Residential mortgage loans	14,197	13,792	13,258	13,582	13,520	13,250	13,275	13,570
Home equity	8,460	8,591	8,714	8,886	8,987	9,056	9,125	9,246
Automobile loans	11,829	11,914	11,873	12,037	12,121	12,050	12,088	11,984
Credit card	2,330	2,278	2,291	2,401	2,317	2,261	2,177	2,294
Other consumer loans and leases	696	555	470	436	384	380	372	381

Subtotal - consumer	37,512	37,130	36,606	37,342	37,329	36,997	37,037	37,475

Total loans and leases	$94,568	$93,698	$91,968	$91,345	$91,265	$91,166	$90,485	$89,558

Average Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial and industrial loans	$43,162	$42,554	$41,462	$41,313	$41,525	$41,451	$40,409	$38,846
Commercial mortgage loans	7,038	7,149	7,248	7,482	7,637	7,886	7,983	8,051
Commercial construction loans	2,966	2,549	2,198	1,911	1,565	1,364	1,118	955
Commercial leases	3,847	3,776	3,716	3,601	3,576	3,556	3,607	3,579

Subtotal - commercial	57,013	56,028	54,624	54,307	54,303	54,257	53,117	51,431
Consumer:
Residential mortgage loans	13,976	13,375	13,515	13,526	13,342	13,202	13,304	13,544
Home equity	8,521	8,655	8,802	8,937	9,009	9,101	9,194	9,296
Automobile loans	11,881	11,902	11,933	12,073	12,105	12,070	12,023	12,019
Credit card	2,277	2,296	2,321	2,324	2,295	2,232	2,230	2,202
Other consumer loans and leases	661	483	464	414	374	379	370	373

Subtotal - consumer	37,316	36,711	37,035	37,274	37,125	36,984	37,121	37,434

Total average loans and leases	$94,329	$92,739	$91,659	$91,581	$91,428	$91,241	$90,238	$88,865

Asset Quality ($ in millions)
Nonaccrual portfolio loans and leases	$205	$217	$231	$269	$305	$323	$398	$387
Nonaccrual loans held for sale	1	1	2	24	4	5	3	6
Restructured loans - (nonaccrual) held for sale	1	—	—	15	3	—	—	—
Restructured loans and leases (nonaccrual) portfolio	253	258	295	310	315	317	335	364
OREO and other repossessed property(a)	148	151	165	165	176	192	213	229

Total nonperforming assets	$608	$627	$693	$783	$803	$837	$949	$986

Ninety days past due loans and leases	$70	$70	$78	$87	$87	$94	$94	$103

Nonperforming Loans ($ in millions)(nonaccrual plus renegotiated)
Commercial and industrial loans and leases	$171	$182	$200	$241	$267	$249	$301	$287
Commercial mortgage loans	110	106	126	146	121	141	147	146
Commercial construction loans	6	—	1	2	4	10	19	31
Residential mortgage loans	54	62	70	94	111	117	141	165
Home equity	82	88	90	93	85	93	94	93
Other consumer loans and leases	37	38	41	42	39	35	34	35

Total nonperforming loans and leases (including held for sale)	$460	$476	$528	$618	$627	$645	$736	$757

Credit Charge-Offs ($ in millions)
Losses charged-off	($209)	($112)	($115)	($215)	($146)	($127)	($190)	($183)
Recoveries of losses previously charged-off	21	26	24	24	31	26	22	35

Net losses charged-off	($188)	($86)	($91)	($191)	($115)	($101)	($168)	($148)

(a)	Excludes OREO related to government insured loans. The Bancorp has historically excluded government guaranteed loans classified in OREO from its nonperforming asset disclosures. Upon the prospective adoption on January 1, 2015 of ASU 2014-14 “Classification of Certain Government-Guaranteed Mortgage Loans Upon Foreclosure,” government guaranteed loans meeting certain criteria will be reclassified to other receivables rather than OREO upon foreclosure.